UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 23, 2005


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-17072                11-2844247
         --------                     -------                ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                      11706
-------------------------------------------                      -----
(Address of principal executive offices)                       (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

     Windswept Environmental Group, Inc. has entered into an Amendment and Fee Waiver Agreement with Laurus Master Fund, Ltd., dated as of November 23, 2005 (the "Amendment and Fee Waiver Agreement"), pursuant to which Laurus agreed to amend the terms of the:

       o Amended and Restated Secured Convertible Term Note issued by Windswept to Laurus on October 6, 2005, in the aggregate principal amount of $7,350,000 (the "Note"), maturing on June
          30, 2008;
       o  option issued by Windswept to Laurus on June 30, 2005 to purchase
          30,395,179 shares of Windswept's common stock (the "Option");
       o  warrant issued by Windswept to Laurus on June 30, 2005 to purchase
          13,750,000 shares of Windswept's common stock (the "Warrant");
       o  securities purchase agreement between Windswept and Laurus dated as of June 30, 2005 (the "Securities Purchase Agreement"); and
       o registration rights agreement between Windswept and Laurus dated as of June 30, 2005 (the "Registration Rights Agreement").

     The terms of the Note, the Option, the Warrant and the Securities Purchase Agreement previously required Windswept to reserve from its authorized and unissued common stock sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Note, the Option and the Warrant, as applicable, after the earlier to occur of (a) December 31, 2005 and
(b) the date of Windswept's next shareholders' annual meeting (the "Additional Authorization Date"). The Amendment and Fee Waiver Agreement extended the Additional Authorization Date to the earlier to occur of (a) January 31, 2005 and (b) the date of Windswept's next shareholders' annual meeting.

     The Registration Rights Agreement previously set forth Windswept's obligations to register the shares of common stock underlying the Note, the Option and the Warrant by (a) filing a registration statement on Form S-1 (the "Registration Statement") and (b) having the Registration Statement declared effective by the Securities and Exchange Commission by November 22, 2005. The Registration Rights Agreement provided that beginning November 23, 2005, Windswept would be required to pay to Laurus the following fees (the "Fees") in the event that the Registration Statement was not effective by November 22, 2005:

       o 1.5% of the principal outstanding on the Note, for the first thirty days, prorated for partial periods, which equals $3,675 per day based upon the $7,350,000 principal amount of the Note currently outstanding; and
       o 2.0% of the principal outstanding on the Note, for each subsequent thirty day period, prorated for partial periods, which currently equals $4,900 per day.


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

     Pursuant to the Amendment and Fee Waiver Agreement, the date by which the Registration Statement must be declared effective by the Securities and Exchange Commission has been postponed from November 22, 2005 to February 10, 2006. As a result, the date by which any other Fees may accrue and become payable has been postponed until February 10, 2006. In addition, the Fees that accrued relating to the lack of effectiveness of the Registration Statement on November 23, 2005 have been waived by Laurus.

     Windswept requested the Amendment and Fee Waiver Agreement in order to maximize its flexibility in responding to a Securities and Exchange Commission comment letter that it received on October 31, 2005 in relation to the Registration Statement, which it filed on October 3, 2005. Windswept remains obligated to perform its obligations under the Note, as amended, the Warrant, the Option, the Securities Purchase Agreement and the Registration Rights Agreement, except to the extent modified by the Amendment and Fee Waiver Agreement. A copy of the Amendment and Fee Waiver Agreement is attached as
Exhibit 10.01 and is incorporated by reference.

Item 8.01  Other Events
           ------------

     As described herein, Windswept plans to hold its next shareholders' annual meeting in January 2006 instead of December 2005. The exact date of the meeting and the related record date will be determined by Windswept's board of directors and set forth in the definitive proxy statement to be mailed to its record holders as of a date to be determined.

Item 9.01  Exhibits
           --------
Exhibit
Number     Description
------     -----------

10.01      Amendment and Fee Waiver Agreement dated as of November 23, 2005.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WINDSWEPT ENVIRONMENTAL GROUP, INC.



                                          By:  /s/ Andrew C. Lunetta
                                             ----------------------------------
                                              Andrew C. Lunetta, Vice President


Date:    November 29, 2005


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